EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited condensed consolidated pro forma statements of operations are presented combining Cure Pharmaceutical Corporation’s (“Cure”) condensed audited statement of operations for the year ended December 31, 2015 and Makkanotti Group Corp’s (“the Company” or “Makkanotti”) audited condensed statement of operations for the year ended March 31, 2016 and the unaudited condensed statement of operations for Cure’s six-month period ended June 30, 2016 and the Company’s three month period ended June 30, 2016. The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the transaction had taken place on June 30, 2016 and combines Cure’s unaudited condensed balance sheet as of June 30, 2016 with the Company’s condensed balance sheet as of June 30, 2016.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the reverse acquisition. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of Cure and Management’s Discussion and Analysis included elsewhere in this report.

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Makkanotti Group Corp.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

June 30, 2016

	Makkanotti For the Three Months Ended June 30, 2016	Cure For the Six Months Ended June 30, 2016	Consolidated	Pro forma Adjustments	Reference	Consolidated Pro Forma
Assets
Current assets:
Cash	389	2,025,787	2,026,176			2,026,176
Restricted cash	-	99,980	99,980			99,980
Accounts receivable	-	228	228			228
Notes receivable	-	36,238	36,238			36,238
Inventory	2,484	178,490	180,974			180,974
Prepaid expenses and other assets	1,100	741,960	743,060	(485,000)	(a)	258,060
Total current assets	3,973	3,082,683	3,086,656	(485,000)		2,601,656
Property and equipment, net	6,428	373,275	379,703			379,703
Intangibles, net	-	953,920	953,920			953,920
Other assets	-	168,962	168,962			168,962
Total assets	10,401	4,578,840	4,589,241	(485,000)		4,104,241

Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	-	348,568	348,568			348,568
Accrued expenses	-	344,728	344,728	(257,660)	(b)	87,068
Current portion of loan payable	-	5,894	5,894			5,894
Current portion of notes payable	-	124,915	124,915			124,915
Current portion of capital lease payable	-	12,072	12,072			12,072
Current portion of convertible promissory notes	-	7,486,852	7,486,852	(2,220,389)	(b)	5,266,463
Current portion of related party convertible promissory notes	-	412,212	412,212	(364,925)	(b)	47,287
Deferred revenue	-	186,980	186,980			186,980
Total current liabilities	-	8,922,221	8,922,221	(2,842,974)		6,079,247
License fees	-	560,000	560,000			560,000
Capital lease payable	-	3,234	3,234			3,234
Loan payable - related party	11,032	-	11,032			11,032
Total liabilities	11,032	9,485,455	9,496,487	(2,842,974)		6,653,513

Stockholders' Deficit:
Common stock: $0.001 par value; authorized 75,000,000 shares; 17,122,831 shares issued and outstanding as of June 30, 2016	24,984	200	25,184	(8,061)	(b) (c) (d)	17,123
Additional paid-in capital	-	2,727,531	2,727,531	2,825,420	(b) (c) (e)	5,552,951
Accumulated deficit	(25,615)	(7,634,346)	(7,659,961)	(459,385)	(a) (e)	(8,119,346)
Total stockholders' deficit	(631)	(4,906,615)	(4,907,246)	2,357,974		(2,549,272)
Total liabilities and stockholders' deficit	10,401	4,578,840	4,589,241	(485,000)		4,104,241

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Makkanotti Group Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended March 31, 2016

	Makkanotti For the Year Ended March 31, 2016	Cure For the Year Ended December 31, 2015	Pro forma Adjustments	Reference	Consolidated Pro Forma
Revenue
Net product sales	11,395	150,439			161,834
Consulting research & development income	-	25,225			25,225
Shipping and other sales	-	7,766			7,766
Total revenues	11,395	183,430			194,825
Cost of goods sold	1,288	117,012			118,300
Gross Profit	10,107	66,418			76,525

Research and development expenses	-	681,699			681,699
Selling, general and administrative expenses	20,564	920,247			940,811
Total expenses	20,564	1,601,946			1,622,510
Net loss from operations	(10,457)	(1,535,528)			(1,545,985)
Other income (expense):					-
Interest income	-	199			199
Other income	-	177,892			177,892
Other expense	-	(72,160)			(72,160)
Interest expense	-	(173,464)			(173,464)
Other income (expense)	-	(67,533)			(67,533)
Net loss before income taxes	(10,457)	(1,603,061)			(1,613,518)
Provision for income taxes	-	-			-
Net loss	(10,457)	(1,603,061)			(1,613,518)
Net loss per share, basic and diluted	(0.00)	(0.80)			(0.09)
Weighted average shares outstanding, basic and diluted	6,093,918	2,000,000			17,122,831

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Makkanotti Group Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2016

	Makkanotti For the Three Months June 30, 2016	Cure For the Six Months Ended June 30, 2016	Pro forma Adjustments	Reference	Consolidated Pro Forma
Revenue
Net product sales	7,600	42,662			50,262
Shipping and other sales	-	3,098			3,098
Total revenues	7,600	45,760	-		53,360

Cost of goods sold	829	37,744			38,573
Gross Profit	6,771	8,016			14,787

Research and development expenses	-	298,799			298,799
Selling, general and administrative expenses	17,439	579,463	485,000	(a)	1,081,902
Total expenses	17,439	878,262	485,000		1,380,701
Net loss from operations	(10,668)	(870,246)	(485,000)		(1,365,914)
Other income (expense):
Interest income	-	412			412
Loss on disposal of Plant, Property & Equipment	-	(3,323)			(3,323)
Other expense	-	(100,634)			(100,634)
Interest expense	-	(99,321)	-		(99,321)
Other income (expense)	-	(202,866)	-		(202,866)
Net loss before income taxes	(10,668)	(1,073,112)	(485,000)		(1,568,780)
Provision for income taxes	-	-	-		-
Net loss	(10,668)	(1,073,112)	(485,000)		(1,568,780)
Net loss per share, basic and diluted	(0.00)	(0.54)			(0.09)
Weighted average shares outstanding, basic and diluted	24,984,000	2,000,000			17,122,831

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MAKKANOTTI GROUP CORP.

NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Financial Information.

On November 7, 2016, Makkanotti Group Corp. (“the Company” or “Makkanotti”) merged with Cure Pharmaceutical Corporation (“Cure”), a specialty pharmaceutical and bioscience company with a focus in disruptive drug delivery technologies pursuant to a share exchange agreement (the “Agreement”). Under the terms of the Agreement, each share of Cure capital stock was exchanged for 3.31 shares of the Company’s common stock.

For accounting purposes, Cure shall be the surviving entity. The transaction is accounted for using the reverse acquisition method of accounting. As a result of the recapitalization and change in control, Cure is considered the accounting acquirer in accordance with ASC 805, Business Combinations. The financial statements of the accounting acquirer became the financial statements of the registrant. The consolidated financial statements after the acquisition include the balance sheets of both companies at historical cost, the historical results of Cure and the results of the Company from the acquisition date. The accumulated earnings of Cure will be carried forward after the completion of the reverse acquisition.

The Pro forma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of Cure and the Company as if the Merger had occurred as of June 30, 2016 for the pro forma condensed consolidated balance sheet; and to give effect as if the Merger had occurred if the transaction had taken place at April 1, 2015 for the pro forma condensed consolidated statement of operations for the year ended March 31, 2016 and the three months ended June 30, 2016.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of June 30, 2016 and the pro forma condensed consolidated statement of operations for the year ended March 31, 2016 and the three months ended June 30, 2016, respectively.

(a)	To eliminate prepaid consulting fees paid to the Company by Cure
(b)	To record the conversion of convertible notes and accrued interest totaling $2,842,974 to 710,743 common stock shares of Cure; then the 2,710,743 shares of Cure were exchanged for 8,972,561 shares of the Company
(c)	To record the cancellation of 16,833,790 shares of the Company
(d)	To eliminate Cure capital structure.
(e)	To eliminate the Company’s accumulated deficit and record recapitalization of the Company

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